UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : October 10, 2006

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois	60147-0393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 10, 2006, Richardson Electronics, Ltd. issued a press release announcing its annual meeting of stockholders and web conference availability. A copy of the press release is furnished below:

Richardson Electronics Announces Annual Meeting of Stockholders and Web Conference Availability

LaFox, IL, Tuesday, October 10, 2006: Richardson Electronics, Ltd. (NASDAQ: RELL) today announced that the Company’s 2006 annual meeting of stockholders will be held on Tuesday, October 17, 2006 at 3:15 P.M. CDT at the corporate headquarters in LaFox, Illinois. Chairman, Chief Executive Officer and President, Edward J. Richardson will host the meeting and will be joined by David J. DeNeve, Senior Vice President and Chief Financial Officer, Gregory J. Peloquin, Executive Vice President and General Manager, RF, Wireless & Power Division, and Murray J. Kennedy, Executive Vice President and General Manager, Electron Device Group. At the meeting, stockholders will vote on the directors standing for election and to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for fiscal 2007. In addition, presentations will be made on the Company’s performance and the implementation of the fiscal 2007 global restructuring plan.

A live web conference of the meeting is available using Microsoft Office Live Meeting and can be accessed at http://www.livemeeting.com/cc/rell/join. At the “Enter Meeting” page, supply the following information:

— Your Name: (enter your name)

— Meeting ID: rell1017

— Meeting Key: rell1017

To access the audio portion of the meeting, please dial (USA) 1-877-232-4392. The access code for the call is 401750.

There is a limit of 25 seats for the web conference and they are available on a first come, first serve basis.

The presentation will be placed on the Company’s website at http://www.rell.com/investor.asp for viewing beginning October 18, 2006.

During the course of the annual meeting of stockholders, the Company may make “forward-looking” statements as defined by the SEC. Statements in this meeting regarding the Company’s business which are not historical facts represent “forward-looking” statements that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. The Company assumes no responsibility to update the forward-looking statements in the meeting as a result of new information, future events, or otherwise.

About Richardson Electronics

Richardson Electronics, Ltd. is a global provider of “Engineered Solutions,” serving the RF, Wireless & Power Conversion; Electron Device; Security; and Display Systems markets. The Company delivers engineered solutions for its customers’ needs through product manufacturing, systems integration, prototype design and manufacture, testing and logistics. Press announcements and other information about Richardson are available on the World Wide Web at http://www.rell.com/investor.asp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: October 13, 2006	By:	/s/ David J. DeNeve
	Name:	David J. DeNeve
	Title:	Senior Vice President and
Chief Financial Officer